UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 19, 2006 (October 18, 2006)
Date of Report (Date of earliest event reported)

Protective Life Insurance Company

(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	001-31901 (Commission File Number)	63-0169720 (IRS Employer Identification No.)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of principal executive offices) (Zip Code)

(205) 268-1000
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
   240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 18, 2006, Protective Life Corporation, the parent of the Registrant, issued a press release to announce certain charges that it expects to take which will be reflected in its third quarter 2006 results.  The press release is included herein as Exhibit 99.1.  The Registrant also expects these changes to be reflected in the Registrant's third quarter 2006 results.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

    (c)  Exhibits:
99.1 - Press Release Dated October 18, 2006
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Protective Life Insurance Company
By:	/s/ STEVEN G. WALKER______ Name: Steven G. Walker Title: Senior Vice President, Controller and Chief Accounting Officer

Date: October 19, 2006